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                                                                   EXHIBIT 10.16


                          CONSULTING AGREEMENT BETWEEN
                            GARY PLAYER DIRECT, INC.
                                 AND GARY KUCHER


         THIS CONSULTING AGREEMENT is made as of the 2nd day of June, 1999 between GARY PLAYER DIRECT, INC. and its successors or assigns (the "Corporation") and GARY KUCHER ("Consultant").

         WHEREAS, the Corporation is in need of the special expertise of Consultant in connection with general financial and related matters; and

         WHEREAS, Consultant is recognized for its credentials, judgment and experience in such fields, and the parties desire to enter into this Agreement for their mutual benefit.

         1. RESPONSIBILITIES OF CONSULTANT. In consideration for the benefits provided in paragraph 2 of this Agreement:

                  (a) Consultant will be designated a corporate consultant to the Corporation;

                  (b) Consultant will provide general financial and related consulting services to the Corporation; and

                  (c) Consultant will be available on as needed basis in order to perform such duties for the Corporation as are herein identified.

         2. COMPENSATION TO CONSULTANT. In consideration for the consulting services provided by Consultant as specified in Section 1 above, and other good and valuable consideration, the Corporation agrees to issue to Consultant or its designee, on June 3, 1999, 50,000 shares of the common stock of the Corporation (the "Shares") as full payment for the services to be rendered hereunder.
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         3. REGISTRATION ON FORM S-8. The Corporation agrees to cause the Shares to be registered under the Securities Act of 1933, as amended, by including the Shares in a registration statement on Form S-8 to be filed by the Corporation with the Securities and Exchange Commission within thirty (30) days of June 3, 1999. All expenses incurred in connection with the registration of the Shares shall be paid by the Corporation. In the event that the S-8 Registration Statement is not filed and effective within thirty (30) days from and after June 2, 1999, the Company hereby agrees to pay an additional $10,000.00 in cash for failing to file such Registration Statement and for each additional 30-day period thereafter that such Registration Statement is not filed the Company hereby agrees to make a payment in the amount of $5,000.00 to the Consultant.

         4. DURATION. This Agreement will be in effect for a period commencing on the date hereof and ending on June 2, 2000.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                        GARY PLAYER DIRECT, INC.


                                        By:_____________________________________
                                           Name:  Alfonso J. Cervantes
                                           Title: President and Chief Executive
                                                  Officer



                                        _______________________________________
                                                  Gary Kucher




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